UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008
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Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

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Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

Attached to this report is Philip Morris International Inc.’s Intelligent Financial Statement™ (IFS) which is a supplemental PDF that contains information provided in the press release on Form 8-K, Item 2.02 announcing financial results for the quarter ended March 31, 2008 furnished to the SEC on April 23, 2008 (the "Release") and embeds XBRL (eXtensible Business Reporting Language) financial data in a viewable and printable document. By moving your mouse over the displayed data, pop-up CoreFiling TagTips™ will show you how the data is internally expressed as XBRL.

Attached as Exhibit 100 to this report are the following materials from Philip Morris International Inc.’s Release, formatted in XBRL (eXtensible Business Reporting Language): (Schedule 1) Condensed Statements of Earnings For the Quarters Ended March 31 (Unaudited), (Schedule 2) Selected Financial Data by Business Segment For the Quarters Ended March 31 (Unaudited), (Schedule 3) Selected Financial Data by Business Segment For the Quarters Ended March 31 (Unaudited), (Schedule 4) Net Earnings and Diluted Earnings Per Share For the Quarters Ended March 31 (Unaudited), (Schedule 5) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended March 31, 2007 (Unaudited), (Schedule 6) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended June 30, 2007 (Unaudited), (Schedule 7) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended September 30, 2007 (Unaudited), (Schedule 8) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended December 31, 2007 (Unaudited), (Schedule 9) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Year Ended December 31, 2007 (Unaudited), (Schedule 10) Condensed Balance Sheets (Unaudited).

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL (eXtensible Business Reporting Language) documents is unaudited and these are not the official publicly filed financial statements of Philip Morris International Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rules 104 and 402 of Regulation S-T, the information in this Current Report on Form 8-K, including the supplemental PDF and Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

100	The following exhibits are furnished herewith:

The following materials from Philip Morris International Inc.’s Release, formatted in XBRL (eXtensible Business Reporting Language): (Schedule 1) Condensed Statements of Earnings For the Quarters Ended March 31 (Unaudited), (Schedule 2) Selected Financial Data by Business Segment For the Quarters Ended March 31 (Unaudited), (Schedule 3) Selected Financial Data by Business Segment For the Quarters Ended March 31 (Unaudited), (Schedule 4) Net Earnings and Diluted Earnings Per Share For the Quarters Ended March 31 (Unaudited), (Schedule 5) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended March 31, 2007 (Unaudited), (Schedule 6) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended June 30, 2007 (Unaudited), (Schedule 7) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended September 30, 2007 (Unaudited), (Schedule 8) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended December 31, 2007 (Unaudited), (Schedule 9) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Year Ended December 31, 2007 (Unaudited), (Schedule 10) Condensed Balance Sheets (Unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

		By:	/s/ G. Penn Holsenbeck
		Name:	G. Penn Holsenbeck
		Title:	Vice President and Corporate Secretary

Date:	June 6, 2008

INDEX TO EXHIBITS

100

The following materials from Philip Morris International Inc.’s Release, formatted in XBRL (eXtensible Business Reporting Language): (Schedule 1) Condensed Statements of Earnings For the Quarters Ended March 31 (Unaudited), (Schedule 2) Selected Financial Data by Business Segment For the Quarters Ended March 31 (Unaudited), (Schedule 3) Selected Financial Data by Business Segment For the Quarters Ended March 31 (Unaudited), (Schedule 4) Net Earnings and Diluted Earnings Per Share For the Quarters Ended March 31 (Unaudited), (Schedule 5) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended March 31, 2007 (Unaudited), (Schedule 6) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended June 30, 2007 (Unaudited), (Schedule 7) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended September 30, 2007 (Unaudited), (Schedule 8) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Quarter Ended December 31, 2007 (Unaudited), (Schedule 9) Reconciliation of Reported to Pro Forma Adjusted Condensed Consolidated Statement of Earnings For the Year Ended December 31, 2007 (Unaudited), (Schedule 10) Condensed Balance Sheets (Unaudited).

Exhibit No.	Description
EX-100.INS	XBRL Report Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema Document
EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document
EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document
EX-100.LAB	XBRL Taxonomy Label Linkbase Document